                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
    12


                   INTEGRATED PACKAGING ASSEMBLY CORPORATION
    ------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Integrated Packaging Assembly Corporation, a Delaware corporation (the "Company"), will be held on Friday, September 3, 1999, at 10:00 a.m., local time, at the Company's offices at 2221 Old Oakland Road, San Jose, California, for the following purposes:

  1. To elect five (5) directors to serve for the ensuing year and until their successors are duly elected and qualified.

  2. To amend the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock by 125,000,000 shares to 200,000,000 shares and increase the authorized number of shares of Preferred Stock by 5,000,000 shares to 10,000,000 shares.

  3. To amend the Company's 1993 Stock Option Plan to increase the number of shares available for issuance thereunder by 17,485,079 shares to an aggregate of 20,000,000 shares.

  4. To amend the Company's Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 1,600,000 shares to an aggregate of 2,000,000 shares.

  5. To approve the Company's 1999 Director Option Plan with 4,000,000 shares reserved for issuance thereunder.

  6. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the 1999 fiscal year.

  7. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on August 12, 1999 are entitled to notice of and to vote at the meeting.

   All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          FOR THE BOARD OF DIRECTORS

                                          J. Robert Suffoletta
                                          Secretary

San Jose, California
August  , 1999

 IMPORTANT: Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy in the envelope provided.

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION
                               2221 Oakland Road
                              San Jose, California

                            PROXY STATEMENT FOR 1998

                         ANNUAL MEETING OF STOCKHOLDERS

   The enclosed Proxy is solicited on behalf of the Board of Directors of Integrated Packaging Assembly Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, September 3, 1999, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's offices at 2221 Old Oakland Road, San Jose, California 95131.

   The proxy solicitation materials were mailed on or about August , 1999 to all stockholders of record on August 12, 1999.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company at the above address of the Company, written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Record Date and Voting Securities

   Stockholders of record at the close of business on August 12, 1999 (the "Record Date") are entitled to notice of the meeting and to vote at the
meeting. At the Record Date,       shares of the Company's Common Stock, $0.001
par value, were issued and outstanding and 4,000,000 shares of the Company's Series A Convertible Preferred Stock, $0.001 par value, were issued and outstanding.

Voting and Solicitation

   Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

   Except as otherwise provided herein, each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. The Series A Convertible Preferred Stock shall be voted equally with the shares of Common Stock and not as a separate class. The stockholder of Series A Convertible Preferred Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which the holder's aggregate number of shares of Series A Convertible Preferred Stock are convertible. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock and Series A Convertible Preferred Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect as a vote against a proposal. Broker non- votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not effect the outcome of the voting on a proposal, except with respect to Proposal Two which requires approval by the affirmative vote of a majority of the outstanding shares of the Company on the Record Date. With respect to Proposal Two, a broker non-vote will have the same effect as a vote against the proposal.

   The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, without additional compensation, personally or by telephone or telegram.

Deadline for Receipt of Stockholder Proposals

   Stockholders of the Company may submit proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the annual meeting of stockholders to be held in the year 2000, stockholder proposals must be received by the Secretary of the Company no later
than     , 2000, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. For nominations or other business to be properly brought before the meeting by a stockholder, such stockholder must provide written notice delivered to the Secretary of the Company 90 days in advance of the annual or special meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Integrated Packaging Assembly Corporation, 2221 Old Oakland Road, San Jose, California 95131, Attention: Corporate Secretary.

   The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company's 2000 Annual Meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that
meeting, the stockholder must do so no later than      , 2000. If such a
stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2000 Annual Meeting.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

Nominees

   A board of five (5) directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five (5) nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.

Vote Required; Recommendation of Board of Directors

   A board of five (5) directors is to be elected at the Annual Meeting. The Company's Board of Directors currently consists of five (5) persons. The five
(5) nominees receiving the highest number of Votes Cast will be elected as directors for the ensuing year.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

          Name           Age                   Principal Occupation
          ----           ---                   --------------------
Patrick Verderico.......  55 Chief Executive Officer and President of the Company
Donald W. Brooks........  60 Co-Chief Executive Officer of UMC Group (USA)
Edward S. Duh...........  34 Vice President, Orient Semiconductor Electronics, Limited
Calvin Lee..............     President, Orient Semiconductor Electronics, Limited
Edmond Tseng............  51 President, Orient Semiconductor Electronics, Inc. (USA)

   Except as set forth below, each nominee has been engaged in his principal occupation described above during the past five (5) years. There is no family relationship among any directors or executive officers of the Company.

   Patrick Verderico joined the Company in April 1997 as its Chief Operating Officer and was appointed the Company's President and Chief Executive Officer and a director in July 1997. From August 1996 to April 1997, Mr. Verderico was an independent business consultant. From April 1996 to July 1996, Mr. Verderico was Chief Operating Officer and Executive Vice President of Maxtor Corporation, a disk drive manufacturer. From January 1994 to March 1996, Mr. Verderico was Chief Financial Officer and Vice President Finance and Administration of Creative Technology, a multi-media company. From October 1992 to January 1994, Mr. Verderico was Chief Financial Officer and Vice President Finance and Administration of Cypress Semiconductor, Inc., a manufacturer of integrated circuits. Prior to 1992, Mr. Verderico had various management positions in finance and operations with Coopers & Lybrand, Philips Semiconductors and National Semiconductor. Mr. Verderico is also a director of Catalyst Semiconductor and Micro Component Technology, Inc.

   Donald W. Brooks has been a director of the Company since April 1999. Since July 1997, Mr. Brooks has been the Co-Chief Executive Officer of UMC Group
(USA). From February 1991 to April 1997, Mr. Brooks was President of Taiwan Semiconductor Company, a silicon foundry company. Prior to 1991, Mr. Brooks had various executive positions in Current Ventures, Fairchild Semiconductor and Texas Instruments. Mr. Brooks is also a director of UMC Group (USA).

   Edward S. Duh has been a director of the Company since April 1999. Since July 1993, Mr. Duh has been the Vice President and Special Assistant to the President of Orient Semiconductor Electronics, Limited, an IC packaging and electronics manufacture service company.

   Calvin Lee has been a director of the Company since April 1999. Since 1994, Mr. Lee has been the President of Orient Semiconductor Electronics, Limited, an IC packaging and electronics manufacture service company.

   Edmond Tseng has been a director of the Company since April 1999. Mr. Tseng has served as President of Orient Semiconductor Electronics, Inc. (USA), an IC packaging and electronics manufacture service company, since it was established in 1990. Mr. Tseng has 28 years experience in the IC packaging industry. Mr. Tseng is also a director of Asante Technologies.

Board Meetings and Committees

   The Board of Directors of the Company held sixteen (16) meetings during fiscal 1998.

   The Audit Committee, which consisted of former directors Paul Low and Eric Young until July 14, 1998 and former directors Gill Cogan and Eric Young for the remainder of fiscal 1998, held one (1) meeting during fiscal 1998. The Audit Committee currently consists of Messrs. Brooks and Duh. The Audit Committee reviews the financial statements and the internal financial reporting system and controls of the Company with the Company's management and independent accountants, recommends resolutions for any dispute between the Company's management and its auditors, and reviews other matters relating to the relationship of the Company with its independent accountants.

   The Compensation Committee, which consisted of former directors Philip Chapman and Gill Cogan during fiscal 1998, held one (1) meeting during fiscal 1998. The Compensation Committee currently consists of Messrs. Brooks, Lee and Tseng. The Compensation Committee makes recommendations to the Board of Directors regarding the Company's executive compensation policies and administers the Company's stock option plan and employee stock purchase plan.

   The Option Committee consists of Mr. Verderico, and has the ability to grant options (not to exceed 80,000 shares) to non-executive officers under the Company's stock option plans.

   The Board of Directors currently has no nominating committee or committee performing a similar function.

   Each director of the Company during 1998 attended at least 75% of (i) the total number of meetings of the Board of Directors held during fiscal 1998 and
(ii) the total number of meetings held by all committees of the Board of Directors during fiscal 1998 on which such director served.

Compensation of Directors

   Directors receive no cash remuneration for serving on the Board of Directors. Non-employee directors participate in the Company's Director Stock Option Plan (the "Director Plan"). The Director Plan provides for the grant of nonstatutory stock options to non-employee directors. A total of 100,000 shares of Common Stock has been authorized for issuance under the Director Plan. Each non-employee director who joins the Board will automatically be granted a nonstatutory option to purchase 20,000 shares of Common Stock on the date upon which such person first becomes a director (the "Initial Grant"). In addition, each non-employee director will automatically receive a nonstatutory option to purchase 5,000 shares of Common Stock upon such director's annual re-election to the Board, provided the director has been a member of the Board for at least six months upon the date of such re-election (the "Subsequent Grant"). The exercise price of each option granted under the Director Plan must be equal to the fair market value of the Common Stock on the date of grant. The Initial Grant vests over a four-year period, with 25% of the shares subject to the Initial Grant vesting on the first anniversary of the Initial Grant and the remainder vesting monthly thereafter, and the Subsequent Grant vests monthly over a 12 month period, in each case unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change in control transaction involving the Company, each option becomes exercisable in full or will be assumed or an equivalent option substituted by the successor corporation. Unless terminated sooner, the Director Plan will terminate in 2006. The Director Plan is currently administered by the Board of Directors. The Board has authority to amend or terminate the Director Plan, provided that no such action may impair the rights of any optionee without the optionee's consent. No options were granted under the Director Plan in fiscal 1998.

                                  PROPOSAL TWO

             APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

   The Company's Certificate of Incorporation (the "Certificate") currently provides that the Company is authorized to issue two classes of stock consisting of 75,000,000 shares of Common Stock, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share. In June 1999, the Board of Directors authorized an amendment to the Certificate, subject to stockholder approval, to increase the authorized number of shares of (i) Common Stock to 200,000,000 shares and (ii) Preferred Stock to 10,000,000 shares. The stockholders are being asked to approve such amendment to the Certificate. The proposed amendment would give the Board the authority to issue additional shares of Common Stock and Preferred Stock without requiring future stockholder approval of such issuances except as may be required by applicable law.

   As of August 12, 1999,       shares of Common Stock were issued and
outstanding; 54,995,082 shares of Common Stock were reserved for issuance upon conversion of oustanding shares of the Company's Series A Convertible Preferred Stock; 514,921 shares of Common Stock were reserved for future grant or for issuance upon the exercise of outstanding options under the Company's 1993 Stock Option Plan; 750,000 shares of Common Stock were reserved for future grant or for issuance upon the exercise of outstanding options under the Company's Nonstatutory Stock Option Plan; 400,000 of Common Stock shares were reserved for future sale or issuance under the Company's Employee Stock Purchase Plan; and 100,000 shares of Common Stock were reserved for future grant or for issuance upon the exercise of outstanding options under the
Company's 1996 Director Option Plan. Thus, only      shares were available for
other corporate purposes.

   As of August 12, 1999, 4,000,000 shares of the Company's Series A Convertible Preferred Stock were issued and outstanding.

   The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock and Preferred Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to grant options or other stock incentives to the Company's employees, to acquire another company or its business or assets, to seek to establish a strategic relationship with a corporate partner or to permit a future stock dividend or stock split. Other than in connection with the exercise of stock options and pursuant to the Employee Stock Purchase Plan, the Board of Directors has no present agreement or arrangement to issue any such shares. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock and Preferred, except as may be required by applicable law.

   The increase in the authorized number of shares of Common Stock and Preferred Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock and Preferred Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. The holder of the Company's Series A Convertible Preferred Stock and the holders of the Company's Common Stock have a right of first refusal to purchase, at the same price and on the same general terms, a pro rata portion of equity securities that the Company may propose to issue in certain future transactions. The right of first refusal expires upon a change in control of the Company or, in the case of the holders of Common Stock, October 29, 1999 (if earlier).

Vote Required; Recommendation of Board of Directors

   The approval of the amendment to the Certificate requires the affirmative vote of a majority of the outstanding shares of the Company's (i) Common Stock and (ii) Preferred Stock, voting separately. An abstention or broker non-vote will have the same effect as a vote against the proposal.

   The Board of Directors has unanimously approved the amendment to the Certificate and recommends that the stockholders vote "FOR" this proposal.

                                 PROPOSAL THREE

                APPROVAL OF AMENDMENT TO 1993 STOCK OPTION PLAN

   The Company's Board of Directors and stockholders have previously adopted and approved the Company's 1993 Stock Option Plan (the "Option Plan"). A total of 2,514,921 shares of Common Stock are presently reserved for issuance under the Option Plan. In June 1999, the Board of Directors approved an amendment to the Option Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 17,485,079 shares, bringing the total number of shares issuable under the Option Plan to 20,000,000.

   As of August 12, 1999,      shares were available for future issuance under
the Option Plan.

   At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 17,485,079 shares, bringing the total number of shares issuable under the Option Plan to 20,000,000. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance and to recognize key employee accomplishments.

   The Company also has a Nonstatutory Stock Plan which provides for the grant of nonstatutory stock options to non-executive officer employees. As of August 12, 1999, shares were available for future issuance under the Nonstatutory
Stock Plan and options to purchase an aggregate of     shares were subject to
outstanding options under such plan.

   Options granted under the Option Plan are intended to meet the requirements of being performance-based within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. For a description of the principal features of the Option Plan, see "Exhibit A--Description of 1993 Stock Option Plan."

Vote Required; Recommendation of Board of Directors

   The approval of the amendment to the Option Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

                                 PROPOSAL FOUR

             APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

   The Company's Board of Directors and stockholders have previously adopted and approved the Company's Employee Stock Purchase Plan (the "Purchase Plan"). A total of 400,000 shares of Common Stock are presently reserved for issuance under the Purchase Plan. In June 1999, the Board of Directors approved an amendment to the Purchase Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 1,600,000 shares, bringing the total number of shares issuable under the Purchase Plan to 2,000,000 shares.

   As of August 12, 1999,      shares were available for future issuance under
the Purchase Plan.

   At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,600,000 shares, bringing the total number of shares issuable under the Purchase Plan to 2,000,000. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance. For a description of the principal features of the Purchase Plan, see "Exhibit B--Description of Employee Stock Purchase Plan."

Vote Required; Recommendation of Board of Directors

   The approval of the amendment to the Purchase Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

                                 PROPOSAL FIVE

                        APPROVAL OF DIRECTOR OPTION PLAN

   In June 1999, the Company's Board of Directors adopted and approved the Company's 1999 Director Option Plan (the "Director Plan"), subject to stockholder approval. No options have been granted under the Director Plan. The Company's 1996 Director Option Plan has been suspended by the Board pending approval of the Director Plan at the Annual Meeting. The Company's Stock Plan and Purchase Plan will not be affected by the adoption of the Director Plan.

   Subject to the other provisions of the Director Plan, the maximum number of shares of Common Stock which may be optioned and sold under the Director Plan shall be 4,000,000 shares. The Director Plan provides that each nonemployee director of the Company will be granted an option to purchase 100,000 shares of Common Stock on the date such director first joins the Board and that each nonemployee director will also be granted an option to purchase 100,000 shares of Common Stock upon such directors annual reelection to the Board if the director has served on the Board for at least six (6) months as of the date of the reelection. All options granted under the Director Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant and will be fully vested and exercisable on the date of grant.

   The Director Plan may be amended from time to time by the Board provided that no amendment may impair the rights of any holder of any outstanding option.

   At the Annual Meeting, the stockholders are being requested to approve the Director Plan and the reservation of the shares thereunder. The Board believes that the adoption of the Director Plan will enable the

Company to attract and retain the best available personnel to serve as outside directors of the Company. For a description of the principal features of the Director Plan, see "Exhibit C -- Description of the 1999 Director Option Plan."

Vote Required; Recommendation of Board of Directors

   The approval of the Director Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE DIRECTOR PLAN.

                                  PROPOSAL SIX

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the 1999 fiscal year. This nomination is being presented to the stockholders for ratification at the meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since the Company's inception. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

Vote Required, Recommendation of Board of Directors

   The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to ratify the Board's selection. If the stockholders reject the nomination, the Board will reconsider its selection.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE 1999 FISCAL YEAR.

                             ADDITIONAL INFORMATION

Principal Share Ownership

   As of August 12, 1999, the following person was known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock:

                                                                 Beneficial
                                                                 Ownership
                                                             ------------------
   Name                                                        Number   Percent
   ----                                                      ---------- -------
   Orient Semiconductor Electronics, Limited ("OSE") (1).... 55,321,104     %

--------
(1) Includes 54,995,082 shares of Common Stock issuable upon conversion of the 4,000,000 shares of the Company's Series A Convertible Preferred Stock held by OSE. OSE holds all of the outstanding shares of the Company's Series A Convertible Preferred Stock, which can be converted into shares of Common Stock at any time. Director Calvin Lee is President of OSE, director Edward
    S. Duh is Vice President of OSE, and director Edmond Tseng is President of OSE, Inc. (USA).

Security Ownership of Management

   The following table sets forth the beneficial ownership of the Company's Common Stock as of August 12, 1999 (i) by each director of the Company, (ii) by the Company's Chief Executive Officer, the Company's former Chief Financial Officer and the two other most highly compensated executive officers of the Company for fiscal year 1998 (such officers are collectively referred to as the "Named Executive Officers"), and (iii) by all current directors and executive officers as a group:

                                                                Beneficial
                                                                Ownership
                                                            ------------------
   Name                                                       Number   Percent
   ----                                                     ---------- -------
   Patrick Verderico (1)...................................                *
   Gerald K. Fehr (2)......................................    662,825     *
   Ernest G. Barrieau III (3)..............................                *
   Alfred V. Larrenaga (4).................................                *
   Edward S. Duh (5)....................................... 55,321,104     %
   Calvin Lee (5).......................................... 55,321,104     %
   Edmond Tseng (5)........................................ 55,321,104     %
   Donald W. Brooks........................................                *
   All directors and executive officers as a group
    (  persons) (6)........................................                %

--------
  * Less than 1%
(1) Includes      shares issuable upon exercise of options to purchase Common
    Stock which are exercisable within 60 days of August 12, 1999.
(2) Includes      shares issuable upon exercise of options to purchase Common
    Stock which are exercisable within 60 days of August 12, 1999.
(3) Includes      shares issuable upon exercise of options to purchase Common
    Stock which are exercisable within 60 days of August 12, 1999.
(4) Includes      shares issuable upon exercise of options to purchase Common
    Stock which are exercisable within 60 days of August 12, 1999.
(5) Includes 54,995,082 shares of Common Stock issuable upon conversion of the 4,000,000 shares of the Company's Series A Convertible Preferred Stock held by OSE. OSE holds all of the outstanding shares of the Company's Series A Convertible Preferred Stock, which can be converted into shares of Common Stock at any time. Director Calvin Lee is President of OSE, director Edward
    S. Duh is Vice President of OSE, and director Edmond Tseng is President of OSE, Inc. (USA).
(6) Includes      shares issuable upon exercise of options to purchase Common
    Stock which are exercisable within 60 days of August 12, 1999.

                       COMPENSATION OF EXECUTIVE OFFICERS

   The following table sets forth information concerning compensation paid to the Named Executive Officers during the Company's last three fiscal years.

                           Summary Compensation Table

                                                                    Long Term
                                          Annual Compensation (1)  Compensation
                                          ------------------------ ------------
                                          Fiscal                      Awards
       Name and Principal Position         Year   Salary   Bonus     Options
       ---------------------------        ------ -------- -------- ------------
Patrick Verderico (2) ...................  1998  $318,269 $116,500       --
 Chief Executive Officer and President     1997   214,617   50,000   400,000
Ernest G. Barrieau III (3)...............  1998   190,956   48,985       --
 Former Executive Vice President, Sales
  and Marketing                            1997    54,983   12,015   150,000
Gerald K. Fehr...........................  1998   173,460   24,933   100,000
 Executive Vice President, Operations and  1997   183,996    6,000       --
 Chief Technology Officer                  1996   143,000   25,000    10,000
Alfred V. Larrenaga (4)..................  1998   167,307   28,995       --
 Former Executive Vice President,          1997    53,538    6,000   125,000
 Finance and Chief Financial Officer

--------
(1) Excludes perquisites and other personal benefits which for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such officer during any fiscal year.
(2) Mr. Verderico joined the Company in April 1997.
(3) Mr. Barrieau joined the Company in October 1997 and left the Company in June 1999.
(4) Mr. Larrenaga joined the Company in August 1997 and left the Company in June 1999.

Option Information

   The following tables set forth information regarding stock options granted to the Named Executive Officers during fiscal 1998, as well as options held by such officers as of December 31, 1998.

                       Option Grants in Last Fiscal Year

                                  Individual Grants (1)
                          --------------------------------------
                                                                    Potential
                                                                 Realizable Value
                                  % of Total                     at Annual Rates
                                   Options   Exercise             of Stock Price
                                  Granted to or Base             Appreciation for
                                  Employees   Price               Option Term(2)
                          Options in Fiscal    Per    Expiration ----------------
          Name            Granted    Year     Share      Date      5%       10%
          ----            ------- ---------- -------- ---------- ------- --------
Patrick Verderico.......      --      --         --         --       --       --
Ernest G. Barrieau III..      --      --         --         --       --       --
Gerald K. Fehr..........  100,000    21.8%   $1.0625   01/27/08  $66,820 $169,335
Alfred V. Larrenaga.....      --      --         --         --       --       --

--------
(1) Each of these options was granted pursuant to the Option Plan and is subject to the terms of such plan as described in Exhibit A hereto. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Board of Directors of the Company on the date of grant and, as long as the optionee maintains continuous employment with the Company, vest over a four year period at a rate of 25% of the shares subject to the option on the first anniversary of the date of grant and an additional 1/48th of the shares subject to the option at the end of each one-month period thereafter.

(2) Potential gains are net of the exercise price but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if they were exercised at the end of the option term. The assumed 5% and 10% rates of stock appreciation are based on appreciation from the exercise price per share. These rates are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future financial performance of the Company, overall stock market conditions and the option holders' continued employment through the vesting period.

              Aggregated Option Exercises in Last Fiscal Year And
                         Fiscal Year-End Option Values

                                                          Fiscal Year-End Option Values
                                               ---------------------------------------------------
                                                 Number of Unexercised   Value of Unexercised In-
                                                Options at Fiscal Year     the-Money Options at
                            Shares                      End(1)              Fiscal Year End(2)
                           Acquired    Value   ------------------------- -------------------------
          Name            on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
          ----            ----------- -------- ----------- ------------- ----------- -------------
Patrick Verderico.......      --       $ --      166,667      233,333       $ --         $ --
Ernest G. Barrieau III..      --         --       43,750      106,250         --           --
Gerald K. Fehr..........      --         --        6,042      103,958         --           --
Alfred V. Larrenaga.....      --         --       41,667       83,333         --           --

--------
(1) In January 1998, all outstanding options were exchanged for new options with an exercise price of $1.0625 per share, which represented the fair market value of the Common Stock on the date of approval for such repricing.
(2) The value of unexercised options at fiscal year end represents the difference between the exercise price of the options and the closing price of the Company's Common Stock on December 31, 1998 of $0.08 per share. As of such date, the exercise price of such options was more than the fair market value of the Common Stock.

Ten Year Option Repricings

   The following table sets forth certain information with respect to the Company's exchange of outstanding options with its executive officers. For further information with respect to such option exchanges, see "Report of the Compensation Committee of the Board of Directors."

                                                                      Length of
                                                                      Original
                                                                     Option Term
                                   Securities Market Price Exercise   Remaining
                                   Underlying of Stock at  Price at   (In Years)
                                    Options     Time of     Time of  at Date of
          Name              Date    Repriced   Repricing   Repricing  Repricing
          ----            -------- ---------- ------------ --------- -----------
Patrick Verderico........ 01/27/98  300,000      1.0625     4.2500         9
                          01/27/98  100,000      1.0625     3.0625         9
Ernest G. Barrieau II.... 01/27/98  150,000      1.0625     2.0313         9
Gerald K. Fehr........... 01/27/98   10,000      1.0625     8.7500         8
Alfred V. Larrenaga...... 01/27/98  125,000      1.0624     3.0625         9

--------
(1) The market price of stock at the time of the repricing is the new exercise price of each such option.

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Board of Directors during 1998 consisted of Messrs. Chapman and Cogan, neither of whom was an officer or employee of the Company. No member of the Compensation

Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Report of the Compensation Committee of the Board of Directors

   The Compensation Committee (the "Committee") was comprised of Messrs. Chapman and Cogan during 1998. The Committee currently is comprised of Messrs. Brooks, Lee and Tseng. The Committee sets, reviews and administers the Company's executive compensation program. The role of the Committee is to establish and recommend salaries and other compensation paid to executive officers of the Company and to administer the Company's stock option plans and employee stock purchase plan. The Committee approves all stock option grants to executive officers, all executive officer base salaries and any cash bonus payments to executive officers and reviews all stock option grants to employees.

   The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to mesh executive and stockholder interests through stock option based plans and to provide a compensation package that recognizes individual contributions and Company performance.

   The Committee has determined that the most effective means of compensation are base salaries, incentive bonuses and long-term incentives through the Company's stock option programs.

   Base Salary. The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in high growth, technology-based companies of reasonably similar size. The Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility. During fiscal 1998, salaries for executive officers were increased by 6% to 8%. The Chief Executive Officer's salary was increased from $300,000 to $325,000.

   Bonus. The Company maintains a bonus plan for executive officers which provides for bonuses based on achievement of individual and company performance goals. Specifically, each executive officer can earn from 50% to 63% of his annual base salary in the form of incentive bonus payments if all company and individual performance goals are satisfied. The target Bonus factor for the Chief Executive Officers is 63%. The bonus is based 50% upon achievement of individual performance goals and 50% upon achievement of company performance goals. This bonus program reflects the Committee's view that bonuses should only be paid when the Company and the individual executive achieve predetermined performance goals. Messrs. Verderico, Barrieau, Fehr and Larrenaga were paid bonuses in 1998 in the amounts of $116,500, $48,985, $24,933 and $28,995, respectively. All such bonuses were paid based on achievement of management business objectives. The bonus plan for executive officers was suspended for the third and fourth quarters of 1998.

   Stock Options. Under the Company's Option Plan, stock options may be granted to executive officers and other employees of the Company. Upon joining the Company, an individual's initial option grant is based on the individual's responsibilities and position. The size of any annual stock option awards is based primarily on an individual's performance and responsibilities. The Committee believes stock option grants are an effective method of ensuring that the executive is taking a longer term view of the Company's performance and that the executive's and the stockholder's interests are in alignment.

   The options granted to the Company's executive officers include a provision that provides that the options shall become fully vested and exercisable in the event of a change in control of the Company.

   In January 1998, the Company's Board of Directors approved the repricing of options for all employees that held options with exercise prices in excess of $1.0625 per share and such employees were offered the opportunity to exchange such options for new options at $1.0625 per share, which was the fair market value of the Common Stock on the date of the approval. In order to participate in the option exchange program, employees were required to not exercise their options until January 30, 1999. The Board undertook this action in light of the reduction in the trading price of the Company's Common Stock and in consideration of the importance to the Company of retaining its employees by offering them appropriate equity incentives. The Board also considered the highly competitive environment for obtaining and retaining qualified employees and the overall benefit to the Company's stockholders from a highly motivated group of employees.

   Other. Other elements of executive compensation include Company-wide medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan. The Company does not currently match contributions under the 401(k) plan.

   The Company's Chief Executive Officer does not receive any other special or additional compensation other than as described above.

   The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code and the regulations thereunder (the "Section"). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Committee believes that any options granted under the Option Plan will meet the requirements of being performance-based, the Committee believes that the Section will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success.

   Consequently, the Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

                                          Compensation Committee of the Board
                                          of Directors

                                          Philip R. Chapman*
                                          Gill Cogan*

* Messrs. Chapman and Cogan resigned as directors of the Company in April 1999. The Compensation Committee currently consists of Messrs. Brooks, Lee and Tseng.

Comparison of Total Cumulative Stockholder Return

   The following graph sets forth the Company's total cumulative stockholder return as compared to the Standard & Poor's 500 Index and the Philadelphia Semiconductor Index for the period February 28, 1996 (the date of the Company's initial public offering) through December 31, 1998. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stocks represented in the Standard & Poor's 500 Index and the stocks represented in the Philadelphia Semiconductor Index, respectively. Total return also assumes reinvestment of dividends; the Company has paid no dividends on its Common Stock.

   Historical stock price performance should not be relied upon as indicative of future stock price performance.

                              [graph appears here]

Comparison of Total Cumulative Stockholder Return

                                              2/28/96 12/31/96 12/31/97 12/31/98
                                              ------- -------- -------- --------
IPAC.........................................   7.50    8.078    0.625      0.08
S & P 500.................................... 644.75   740.74   970.43  1,229.23
Philadelphia Semiconductor Index............. 196.45   240.30   263.63    350.56

Section 16(a) Beneficial Ownership Reporting Compliance

   Based solely on its review of copies of filings under Section 16(a) of the Securities Exchange Act of 1934, as amended, received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1998 all Section 16 filing requirements were met.

                              CERTAIN TRANSACTIONS

   On April 29, 1999, OSE purchased 4,000,000 shares of the Series A Convertible Preferred Stock (the "Series A Preferred") of the Company for a cash purchase price of $6,800,000. OSE acquired the shares of Series A Preferred from the Company pursuant to a Preferred Stock Purchase Agreement dated April 29, 1999 (the "Purchase Agreement"). Each share of Series A Preferred is initially convertible into 13.7487705 shares of the Company's Common Stock. Each share of Series A Preferred has voting rights equal to the number of shares of Common Stock into which each such share is convertible. Pursuant to the Company's Certificate of Designation of Series A Convertible Preferred Stock, the holders of Series A Preferred shall be entitled to elect three (3) members of the Company's Board of Directors; the holders of Common Stock shall be entitled to elect one (1) member of the Board of Directors; and the holders of Common Stock and Series A Preferred, voting together as a single class on an as-is-converted basis, shall be entitled to elect the remaining members of the Board of Directors. Messrs. Duh, Lee and Tseng are currently serving on the Board as representatives of the holders of the Series A Preferred.

   On July 1, 1999, the Company issued 326,022 shares of Common Stock to OSE as a dividend on the Series A Preferred held by OSE in accordance with the terms of such shares.

   The holder of the Company's Series A Convertible Preferred Stock and the holders of the Company's Common Stock have a right of first refusal to purchase, at the same price and on the same general terms, a pro rata portion of equity securities that the Company may propose to issue in certain future transactions. The right of first refusal expires upon a change in control of the Company or, in the case of the holders of Common Stock, October 29, 1999 (if earlier).

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.

                                                     THE BOARD OF DIRECTORS

San Jose, California
August 12, 1999

                                                                       EXHIBIT A

                   DESCRIPTION OF THE 1993 STOCK OPTION PLAN

   General. The Company's 1993 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors in April 1993 and approved by the stockholders in June 1993. The Option Plan authorizes the Board, or one or more committees which the Board may appoint from among its members (the "Committee"), to grant stock options. Prior to the proposed amendment to the Option Plan to be voted on at the Annual Meeting, a total of 2,514,921 shares of Common Stock has been reserved for issuance under the Option Plan. Options granted under the Option Plan may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options, as determined by the Board or the Committee.

   Purpose. The general purpose of the Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants and to promote the success of the Company's business.

   Administration. The Option Plan may be administered by the Board or the Committee (collectively, the "Administrator"). Subject to the other provisions of the Option Plan, the Administrator has the authority to: (i) determine the fair market value of the stock; (ii) approve forms of agreement for use under the Option Plan; (iii) select the persons to whom options are to be granted;
(iv) determine the number of shares to be made subject to each option; (v) determine whether and to what extent options are to be granted; (vi) prescribe the terms and conditions of each option (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory option and the provisions of the stock option to be entered into between the Company and the grantee); and (vii) reduce the exercise price of an option to the then current fair market value. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of options and on all persons deriving their rights therefrom.

   Eligibility. The Option Plan provides that options may be granted to the Company's Employees and Consultants (as such terms are defined in the Option
Plan). Incentive stock options may be granted only to Employees. Any optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company (a "10% Stockholder") is not eligible for the grant of an option unless the exercise price of the option is at least 110% of the fair market value of the Common Stock on the date of grant.

   Terms and Conditions of Options. Each option granted under the Option Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

     (a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, excluding options issued to 10% Stockholders, the exercise price under an incentive stock option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted and the exercise price of a nonstatutory stock option must not be less than 85% of the fair market value of the Common Stock on the date the option is granted. Generally, the fair market value shall be the closing sales price for such stock as quoted on the OTC bulletin board on the last market trading day prior to the date of determination.

     (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, promissory note, other shares of Common Stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from the sale or loan proceeds, or by a combination thereof.

     (c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the Option Plan be exercised more than ten (10) years after the date of grant. Moreover, in the case of an incentive stock option granted to a 10% Stockholder, the term of the option shall be for no more than five

  (5) years from the date of grant. No options may be exercised by any person after the expiration of its term.

     (d) Termination of Employment. If an optionee's employment terminates for any reason (other than death or permanent disability), the optionee may exercise his or her option, but only within such period of time as is determined by the Administrator at the time of grant (such period not to exceed ninety (90) days in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). To the extent that the optionee was not entitled to exercise an option at the date of such termination, and to the extent that the optionee does not exercise such option (to the extent otherwise so entitled) within the time permitted, the option shall terminate.

     (e) Permanent Disability. If an Employee is unable to continue employment with the Company as a result of disability, then all options held by such optionee under the Option Plan shall expire upon the earlier of (i) twelve (12) months after the date of termination of such employment or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

     (f) Death. If an optionee dies while employed by the Company, his or her option shall expire upon the earlier of (i) twelve (12) months after the optionee's death or (ii) the expiration date of the option. The executor or other legal representative of the optionee may exercise all or part of the optionee's option at any time before such expiration to the extent that such option was exercisable at the time of death.

     (g) Nontransferability of Options. During an optionee's lifetime, his or her option(s) shall be exercisable only by the optionee and shall not be transferable other than by will or laws of descent and distribution.

     (h) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

     (i) Rule 162(m) Limitation. No Employee may be granted, during any fiscal year of the Company, options to purchase more than 2,000,000 shares of Common Stock; provided, however, that an Employee may be granted options to purchase an additional 2,000,000 shares of Common Stock in connection with his or her initial employment.

   Adjustment Upon Change in Capitalization, Change in Control. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Option Plan, the number of shares of stock subject to any option outstanding under the Option Plan, and the exercise price of any such outstanding option. Any such adjustment will be made by the Board, whose determination shall be conclusive.

   In connection with any merger, consolidation, acquisition of assets or like event involving the Company, each outstanding option may be assumed or an equivalent option substituted by a successor corporation. If the successor corporation does not assume the options or substitute substantially equivalent options, the Administrator will provide for optionees to have the right to exercise the option as to all or a portion of the optioned stock, including shares as to which it would not otherwise be exercisable.

   Amendments, Suspensions and Termination of the Option Plan. The Board may amend, suspend or terminate the Option Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act or Section 422 of the Code, or any similar rule or statute. In any event, the Option Plan will terminate automatically in April 2003.

   Federal Tax Information for Option Plan. Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

   An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two (2) years after grant of the option and one (1) year after exercising the option, any gain or loss will be treated as long term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

   All options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

   The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

   The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

   Option Plan Benefits. The Company is unable to predict the amount of benefits that will be received by or allocated to any particular participant under the Option Plan. The following table sets forth the dollar amount and the number of shares granted under the Option Plan during the last fiscal year to
(i) each of the Company's Named Executive Officers, (ii) all executive officers as a group, (iii) all non-employee directors as a group and (iv) all employees other than executive officers as a group:

                           OPTION PLAN BENEFITS TABLE

                                                             Number
                                                               of    Value of
                                                             Shares    Shares
Name                                                         Granted Granted(1)
----                                                         ------- ---------
Gerald K. Fehr.............................................. 100,000 $106,250
All executive officers as a group (  persons)............... 100,000  106,250
All non-employee directors as a group (3 persons)...........     --       --
All employees other than executive officers as a group......

--------
(1) The dollar value of option grants under the Option Plan was computed by multiplying the number of shares granted times the exercise price of the option. All options granted under the Option Plan were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

                                                                       EXHIBIT B

                  DESCRIPTION OF EMPLOYEE STOCK PURCHASE PLAN

   General. The Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in December 1995 and was activated in February 1996 in connection with the Company's initial public offering. Prior to the proposed amendment to the Purchase Plan to be voted on at the Annual Meeting, a total of 400,000 shares of Common Stock has been reserved for issuance under the Purchase Plan. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions.

   Administration. The Purchase Plan may be administered by the Board or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

   Eligibility. Each Employee of the Company (including officers), who works at least 20 hours per week and more than five (5) months in any calendar year, is eligible to participate in the Purchase Plan if employed at least 30 days prior to the first day of an Offering Period; provided, however, that certain limitations imposed by Section 423(b) of the Code and limitations on stock ownership as set forth in the Purchase Plan may apply. Eligible Employees become participants in the Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the first day of each Offering Period unless a different time for filing the subscription agreement has been set by the Board.

   Participation in an Offering. The Purchase Plan has consecutive and overlapping twelve month offering periods that begin every six months on February 1 and August 1 of each year (the "Offering Periods"). Each twelve month Offering Period includes two six-month purchase periods (each a "Purchase Period"), during which payroll deductions are accumulated and, at the end of which, shares of Common Stock are purchased with a participant's accumulated payroll deductions. The Board has the power to change the duration of future Offering Periods, if such change is made at least five days prior to the scheduled beginning of the first Offering Period to be affected. To participate in the Purchase Plan, an eligible Employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 10% of a participant's compensation during the Offering Period. Once an Employee becomes a participant in the Purchase Plan, the Employee will automatically participate in each successive Offering Period until such time as the Employee withdraws from the Purchase Plan or the Employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted an option to purchase shares of the Company's Common Stock. The option expires at the end of the Offering Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period. In no event shall a participant be permitted to purchase during any Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the first day of the Offering Period, subject to exceptions and limitations stated in the Purchase Plan.

   Purchase Price, Shares Purchased. Shares of Common Stock may be purchased under the Purchase Plan at a Purchase Price not less than 85% of the lesser of the Fair Market Value of the Common Stock on (i) the first day of the Offering Period or (ii) the last day of the Purchase Period. The Fair Market Value of the Common Stock on any relevant date will be the closing price per share as reported shall be the closing sales price for such stock as quoted on the OTC bulletin board. The number of shares of Common Stock a participant purchases in each Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation prior to the last day of the Purchase Period by the Purchase Price.

   Withdrawal. Generally, a participant may withdraw from an Offering Period at any time by written notice without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular Offering Period, that participant may not participate again in the same

Offering Period. To participate in a subsequent Offering Period, the participant must deliver to the Company a new subscription agreement.

   Termination of Employment. Termination of a participants's employment for any reason, including disability or death, or the failure of the participant to remain in the continuous scheduled employ of the Company for at least 20 hours per week, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

   Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares reserved under the Purchase Plan as well as the price per share of Common Stock covered by each option under the Purchase Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

   Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

   Merger or Asset Sale. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with and into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the options, the Board shall shorten any Purchase Periods and Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods shall end on the New Exercise Date. The New Exercise Date shall be prior to the merger or asset sale. If the Board shortens any Purchase Periods and Offering Periods then in progress, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date has been changed to the New Exercise Date and that all options will be exercised automatically on the New Exercise Date, unless the participant has already withdrawn from the Offering Period.

   Amendment and Termination of the Plan. The Board of Directors may at any time terminate or amend the Purchase Plan. An Offering Period may be terminated by the Board of Directors at the end of any Purchase Period if the Board determines that termination of the Purchase Plan is in the best interests of the Company and its stockholders. Generally, no such termination can affect options previously granted. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders' meeting, if such amendment would require stockholder approval in order to comply with Section 423 of the Code. The Purchase Plan will terminate in 2006.

   Federal Tax Information for Purchase Plan. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the Offering Period, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

   The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

   Purchase Plan Benefits. The Company is unable to predict the amount of benefits that will be received by or allocated to any particular participant under the Purchase Plan. The following table sets forth the dollar amount and the number of shares purchased under the Purchase Plan during the last fiscal year to (i) each of the Company's Named Executive Officers, (ii) all executive officers as a group, and (iii) all employees other than executive officers as a group.

                          PURCHASE PLAN BENEFITS TABLE

                                                            Number  Value of
                                                              of      Shares
Name                                                        Shares Purchased(1)
----                                                        ------ -----------
Patrick Verderico..........................................
Ernest G. Barrieau III.....................................
Gerald K. Fehr.............................................
Alfred V. Larrenaga........................................
All executive officers as a group (  persons)..............
All employees other than executive officers as a group.....

--------
(1) The dollar value of shares issued under the Purchase Plan was computed by multiplying the number of shares granted times the purchase price of the shares.

                                                                       EXHIBIT C

                  DESCRIPTION OF THE 1999 DIRECTOR OPTION PLAN

   General. The Company's 1999 Director Option Plan (the "Director Plan") was adopted by the Board of Directors in June 1999 with a total of 4,000,000 shares reserved for issuance thereunder. The Director Plan authorizes the Board to grant nonstatutory stock options to nonemployee directors of the Company.

   Personnel. The purpose of the Director Plan is to attract and retain the best available personnel to serve as outside directors of the Company.

   Administration. The Director Plan is administered by the Board. However, all options granted under the Director Plan are automatic and non-discretionary. Upon re-election to the Board at the Annual Meeting of stockholders each year during the term of the Director Plan, each outside director will automatically receive an option to purchase 100,000 shares (the "Annual Grant"), if on such date, he or she shall have served on the Board for at least six (6) months. Additionally, each new outside director will automatically be granted an option to purchase 100,000 shares upon the date on which such person becomes a director (the "Initial Grant").

   The Board has the authority to: (i) determine the fair market value of the Common Stock in accordance with the terms of the Director Plan; (ii) interpret the Director Plan; (iii) prescribe, amend and rescind rules and regulations relating to the Director Plan; (iv) authorize any person to execute, on behalf of the Company, any instrument required to effectuate the grant of an option previously granted under the Director Plan; and (v) make all other determinations deemed necessary or advisable for the administration of the Director Plan. All decisions, determinations and interpretations of the Board shall be final.

   Eligibility. The Director Plan provides that options may be granted only to the Company's outside directors.

   Terms and Conditions. Each option granted under the Director Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

     (a) Exercise Price. The price to be paid for shares of Common Stock upon the exercise of an option granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date the option is granted. If the Common Stock is listed on any established stock exchange or a national market system, the fair market value shall be the closing sale price for such stock (or the closing bid if no sales were reported) as quoted on such system or exchange on the date the option is granted. If the Common Stock is traded on the over-the-counter market, the fair market value shall be the mean of the high bid and low asked prices on the date the option is granted.

     (b) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be determined by the Board. Such form of consideration may vary for each option, and may consist entirely of (1) cash, (2) check, (3) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or (4) any combination of the foregoing methods of payment.

     (c) Exercise of the Option. Annual Grants and Initial Grants under the Director Plan will become exercisable immediately. In no event may an option granted under the Director Plan be exercised more than ten (10) years after the date of grant. An option granted under the Director Plan is not exercisable for a fraction of a share. An option is exercised by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and by tendering full payment of the purchase price.

     (d) Termination of Status as a Director. If the optionee's status as a director terminates for any reason (other than death or permanent disability), then all options held by such optionee under the Director Plan expire upon the earlier of (i) three months after such termination or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable as of the date of termination of the optionee's status as a director.

     (e) Permanent Disability. If the optionee's status as a director terminates as a result of total and permanent disability (as defined in the Code), then all options held by such optionee under the Director Plan shall expire upon the earlier of (i) twelve months after the date of such termination or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of the optionee's status as a director.

     (f) Death. If an optionee dies while serving as a director of the Company, the director's options under the Director Plan shall expire upon the earlier of (i) twelve months after his or her death or (ii) the expiration date of the option. The executor or legal representative of the optionee may exercise all or part of the optionee's option at any time before such expiration to the extent that such option was exercisable at the time of the optionee's death.

     (g) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee. In the event of the optionee's death, options held by the optionee may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

 Adjustments Upon Changes in Capitalization, Dissolution or Merger or Asset
 Sale.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares covered by each outstanding Option and the number of shares which have been authorized for issuance under the Director Plan but as to which no Options have yet been granted or which have been returned to the Director Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

     (c) Mergers or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

   Amendment and Termination of the Director Plan. The Board may amend, alter, suspend or discontinue the Director Plan; provided, however, that such action shall not impair the rights of any optionee under the Director Plan without the optionee's consent.

   Federal Income Tax Consequences. All options granted under the Director Plan are nonstatutory options. An optionee who is granted a nonstatutory stock option will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured by the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a deduction in the same amount as ordinary income recognized by the outside director. Upon sale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as provided above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

   Director Plan Benefits. Only outside directors of the Company are eligible to receive grants under the Director Plan. No options have been granted under the Director Plan.

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION

                             1993 STOCK OPTION PLAN

                       (as amended through May 26, 1999)

   1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

   2. Definitions. As used herein, the following definitions shall apply:

     (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

     (e) "Company" means Integrated Packaging Assembly Corporation, a California corporation.

     (f) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

     (g) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

     (h) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (j) "Fair Market Value" means, as of any date, the value of the Stock determined as follows:

       (i) If the Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

       (ii) If the Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock or;

       (iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     (k) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (l) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (m) "Option" means a stock option granted pursuant to the Plan.

     (n) "Optioned Stock" means the Stock subject to an Option.

     (o) "Optionee" means an Employee or Consultant who receives an Option.

     (p) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (q) "Plan" means this 1993 Stock Option Plan.

     (r) "Share" means a share of the Stock, as adjusted in accordance with
  Section 12 of the Plan.

     (s) "Stock" means the Common Stock of the Company;

     (t) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

   3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Stock which may be optioned and sold under the Plan is 20,000,000 shares. The shares may be authorized, but unissued, or reacquired Stock.

   If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

   4. Administration of the Plan.

     (a) Procedure.

       (i) Administration With Respect to Directors and Officers. With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

       (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

       (iii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of the corporate and securities laws of California and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

       (i) to determine the Fair Market Value of the Stock, in accordance with Section 2(j) of the Plan;

       (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

       (iii) to determine whether and to what extent Options are granted hereunder;

       (iv) to determine the number of shares of Stock to be covered by each such award granted hereunder;

       (v) to approve forms of agreement for use under the Plan;

       (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion); provided, however, that so long as a permit under Section 25113 of the California Corporation Code is in effect with respect to the Plan, each Option under this Plan must vest at a rate of no less than 20% per year over 5 years;

       (vii) to determine whether and under what circumstances an Option may be bought-out for cash under subsection 9(f);

       (viii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

       (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted; and

       (x) to provide for the early exercise of an Option for the purchase of unvested Shares, subject to such terms and conditions as the Administrator may determine.

     (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

   5. Eligibility.

     (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

     (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     (e) Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options to Employees:

       (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

       (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above.

       (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

       (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

   6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect until April 6, 2003 unless sooner terminated under Section 14 of the Plan.

   7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

   8. Option Exercise Price and Consideration.

     (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

       (i) In the case of an Incentive Stock Option

         (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

         (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

       (ii) In the case of a Nonstatutory Stock Option

         (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

         (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash,
  (2) check, (3) promissory note, (4) other shares of the Company's capital stock which (x) in the case of shares of the Company's capital stock acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, (7) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

   9. Exercise of Option.

       (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

       An Option shall be deemed to be exercised, and the Optionee deemed to be a shareholder of the shares being purchased upon exercise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

       Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, within at least thirty
  (30) days with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

   10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

   11. Adjustments Upon Changes in Capitalization, Liquidation, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

   12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

   13. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

   14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

   As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

   15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

   The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

   16. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

   17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION

                       1996 EMPLOYEE STOCK PURCHASE PLAN

                       (as amended through May 26, 1999)

   The following constitute the provisions of the 1996 Employee Stock Purchase Plan of Integrated Packaging Assembly Corporation.

   1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

   2. Definitions.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the Common Stock of the Company.

     (d) "Company" shall mean Integrated Packaging Assembly Corporation, a California corporation, and any Designated Subsidiary of the Company.

     (e) "Compensation" shall mean all W-2 compensation.

     (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

     (h) "Enrollment Date" shall mean the first day of each Offering Period.

     (i) "Exercise Date" shall mean the last day of each Purchase Period.

     (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

       (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

       (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

       (3) For purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the Registration Statement filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock.

       (4) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

     (k) "Offering Period" shall mean the period of approximately twelve (12) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 1 and August 1 of each year and terminating on the last Trading Day in the periods ending twelve months later. The first Offering Period shall begin on the effective date of the registration statement related to the initial public offering of the Company's Common Stock that is filed with the Securities and Exchange Commission and shall end on the last Trading Day on or before July 31, 1996. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

     (l) "Plan" shall mean this 1996 Employee Stock Purchase Plan.

     (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

     (n) "Purchase Period" shall mean the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

     (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

     (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq National Market are open for trading.

   3. Eligibility.

     (a) Any Employee, as defined in Section 2(g), who has been employed by the Company for at least thirty (30) days prior to a given Enrollment Date shall be eligible to participate in the Plan.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

   4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other dates as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The first Offering Period shall begin on the effective date of the registration statement related to the initial public offering of the Company's Common Stock that is filed with the Securities and Exchange Commission and shall end on the last Trading Day on or before July 31, 1996. The first Offering Period shall consist of one Purchase Period commencing and ending on the first and last day of the first Offering Period, as aforesaid. Subsequent Offering Periods shall consist of two Purchase Periods, unless otherwise determined by the Board in its discretion. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

   5. Participation.

     (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

     (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

   6. Payroll Deductions.

     (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

     (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

     (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

     (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

     (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

   7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during any Purchase Period (other than the first Purchase

Period) more than a number of Shares determined by dividing $12,500 ($25,000 in the case of the first Purchase Period) by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

   8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

   9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

   10. Withdrawal; Termination of Employment.

     (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

     (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

   11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

   12. Stock.

     (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be two million (2,000,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

   13. Administration.

     (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection
  (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

   14. Designation of Beneficiary.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

   15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

   16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

   17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

   18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

   19. Amendment or Termination.

     (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under
  Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

     (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the

  Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

   20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

   21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

   As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

   22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

   23. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                                                       EXHIBIT A

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION

                       1996 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

     Original Application                           Enrollment Date:
     Change in Payroll Deduction Rate
     Change of Beneficiary(ies)

1. hereby elects to participate in the Integrated Packaging Assembly Corporation 1996 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (1-10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Integrated Packaging Assembly Corporation 1996 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print) __________________________________________________
                      (First)        (Middle)                 (Last)

___________________________________         ___________________________________
Relationship
                                            ___________________________________
                                            (Address)

Employee's Social
Security Number:                            ___________________________________

Employee's Address:                         ___________________________________

                                            ___________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: ____________________________         ___________________________________
                                            Signature of Employee

                                            ___________________________________
                                            Spouse's Signature (If beneficiary
                                            other than spouse)

                                                                       EXHIBIT B

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION

                       1996 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

   The undersigned participant in the Offering Period of the Integrated Packaging Assembly Corporation 1996 Employee Stock Purchase Plan which began on
   , 19   (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                          Name and Address of Participant:

                                          _____________________________________

                                          _____________________________________

                                          _____________________________________

                                          Signature:

                                          _____________________________________

                                          Date: _______________________________

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION

                           1999 DIRECTOR OPTION PLAN

   1. Purposes of the Plan. The purposes of this 1999 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

   All options granted hereunder shall be nonstatutory stock options.

   2. Definitions. As used herein, the following definitions shall apply:

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" means the common stock of the Company.

     (d) "Company" means Integrated Packaging Assembly Corporation, a Delaware corporation.

     (e) "Director" means a member of the Board.

     (f) "Disability" means total and permanent disability as defined in section 22(e)(3) of the Code.

     (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

     (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

       (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

       (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

       (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

     (j) "Inside Director" means a Director who is an Employee.

     (k) "Option" means a stock option granted pursuant to the Plan.

     (l) "Optioned Stock" means the Common Stock subject to an Option.

     (m) "Optionee" means a Director who holds an Option.

     (n) "Outside Director" means a Director who is not an Employee.

     (o) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (p) "Plan" means this 1999 Director Option Plan.

     (q) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

     (r) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

   3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Four Million (4,000,000) Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

   If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

   4. Administration and Grants of Options under the Plan.

     (a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

       (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

       (ii) Each Outside Director shall be automatically granted an Option to purchase One Hundred Thousand (100,000) Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

       (iii) Each Outside Director shall be automatically granted an Option to purchase One Hundred Thousand (100,000) Shares (a "Subsequent Option") on the date each director is reelected to the Board at the Company's Annual Meeting of Stockholders provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

       (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

       (v) The terms of a First Option granted hereunder shall be as follows:

         (A) the term of the First Option shall be ten (10) years.

         (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

         (C) the exercise price per Share shall be equal to the Fair Market Value per Share on the date of grant of the First Option.

         (D) the First Option shall be fully vested and exercisable on its date of grant.

       (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

         (A) the term of the Subsequent Option shall be ten (10) years.

         (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

         (C) the exercise price per Share shall be equal to the Fair Market Value per Share on the date of grant of the Subsequent Option.

         (D) the Subsequent Option shall be fully vested and exercisable on its date of grant.

       (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

   5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

   The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

   6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

   7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (iv) any combination of the foregoing methods of payment.

   8. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve
  (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

   9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

   10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

   If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

   For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

   11. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

   12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

   13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

   14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

   15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

   16. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

                   INTEGRATED PACKAGING ASSEMBLY CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                      SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned hereby appoints Patrick Verderico and F. Terrence Markle, jointly and severally, proxies with full power of substitution, to vote all shares of Common Stock of Integrated Packaging Assembly Corporation, a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company's offices located at 2221 Old Oakland Road, San Jose, California on Friday, September 3, 1999 at 10:00 a.m. Pacific Time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side hereof and as more particularly described in the Proxy Statement of the Company dated August , 1999 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

 THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION
         IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 THROUGH 6.

                  (Continued and to be signed on reverse side)

  ----------------------------FOLD AND DETACH HERE----------------------------

/x/ PLEASE MARK VOTES AS IN THIS EXAMPLE

1. ELECTION OF DIRECTORS
                                 FOR       WITHHELD
                                 [_]          [_]
   Patrick Verderico             [_]          [_]
   Donald W. Brooks              [_]          [_]
   Edward S. Duh                 [_]          [_]
   Calvin Lee                    [_]          [_]
   Edmond Tseng

MARK HERE IF YOU PLAN TO ATTEND THE MEETING    [_]

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW    [_]

2. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK BY 125,000,000 TO 200,000,000 SHARES AND INCREASE THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK BY 5,000,000 SHARES TO 10,000,000 SHARES.
    FOR     [_]          AGAINST     [_]       ABSTAIN     [_]

3. PROPOSAL TO AMEND THE COMPANY'S 1993 STOCK PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 17,485,079 SHARES TO 20,000,000 SHARES.
    FOR     [_]          AGAINST     [_]       ABSTAIN     [_]

4. PROPOSAL TO AMEND THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 1,600,000 SHARES TO 2,000,000 SHARES.
    FOR     [_]          AGAINST     [_]       ABSTAIN     [_]

5. PROPOSAL TO APPROVE THE COMPANY'S 1999 DIRECTOR OPTION PLAN WITH 4,000,000 SHARES RESERVED FOR ISSUANCE THEREUNDER.
    FOR     [_]          AGAINST     [_]       ABSTAIN     [_]

6. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE 1999 FISCAL YEAR. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE 1999 FISCAL YEAR.
    FOR     [_]          AGAINST     [_]       ABSTAIN     [_]

AND IN THEIR DISCRETION, UPON SUCH OTHER MATTER, OR MATTERS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, FOR THE AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN, FOR THE AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN, FOR THE ADOPTION OF THE COMPANY'S 1999 DIRECTOR OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Signature(s) ____________________________            Dated _____________, 1999

Signature(s) ____________________________            Dated _____________, 1999